Dreyfus Premier

Worldwide Growth

Fund, Inc.

SEMIANNUAL REPORT April 30, 2000

(reg.tm)




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier Worldwide Growth Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Worldwide Growth Fund, Inc., covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund' s sub-investment adviser.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, many global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued through the final two months of 1999 and into the first quarter of 2000, before peaking in early March. In April, many markets around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Worldwide Growth Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund, Inc., perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund's total return was 8.32% for Class A shares; 7.90% for Class B shares; 7.91% for Class C shares; 8.48% for Class R shares; and 8.14% for Class T shares.(1) During the same period, the total return of the Morgan Stanley Capital International (MSCI) World Index, the fund's benchmark, was 7.49%.(2)

We attribute the fund's performance primarily to a generally favorable environment for global equities. Strong corporate earnings in Europe, Asia and the United States provided evidence that the worldwide economic recovery continued to advance during the period. As a result, investors directed more of their assets into large, multinational growth equities, driving up share prices of the kinds of equities in which the fund was invested.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

The fund also maintains a "buy-and-hold" investment strategy, which is based on remaining fully invested and on targeting long-term growth rather than short-term profit. Since we typically buy and sell relatively few stocks during the course of the year, we minimize investors' tax liabilities and reduce the
fund's    trading    costs.    During    the

                                                                    The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

recent six-month period, the fund maintained a portfolio turnover rate of less than 5% , well within our goal of an annual portfolio turnover rate below 15% during normal market conditions.

What other factors influenced the fund's performance?

Most of the benchmark's rise during the reporting period was driven by the performance of technology-related companies. Our focus on large technology companies with well-established business models, such as Intel and Cisco Systems, positioned the fund to participate in this sector's rise while avoiding some of the volatility that affected technology late in the reporting period.

A wide range of global and domestic issues also affected the fund's performance. Rising global interest rates hurt the stocks of many financial services companies, a sector that is traditionally sensitive to interest rates. Our stock selections in this sector outperformed the benchmark because we concentrated on diversified financial companies, such as Deutsche Bank and Citigroup, that are virtually insulated from the impact of rising interest rates by their multi-faceted business models. On the other hand, our investments in multinational consumer products companies underperformed the MSCI World Index because of weak consumer spending in many emerging markets.

The fund' s pharmaceutical holdings suffered throughout the first half of the reporting period due to concerns over expiring drug patents and new U.S. limits on Medicare reimbursements. However, these stocks rebounded sharply in March and April 2000 as the market focused on the high quality of our holdings' product pipelines.

What is the fund's current strategy?

Much of the fund's performance results from our sector selection process, an analysis designed to identify industries likely to enjoy long-term growth. For example, developments in biotechnology and demographic shifts toward an aging population in developed countries have created long-term trends favorable to the health care industry. Trends toward growing global wealth have created
opportunities    for    financial

organizations with a well-established global presence and consumer products companies with globally recognized brand names. These conditions have led us to maintain the fund's emphasis on the health care, consumer staple and financial services sectors, and to de-emphasize commodities and basic industries. Our investment discipline has continued to lead us away from technology companies with stock prices higher than we judge to be warranted by their financial strength and growth rates.

As of April 30, 2000, the long-term economic trends that have led us to emphasize health care, financials and consumer staples appear to remain in place. Specifically, the U.S. economy has continued to perform well. Despite rising interest rates, inflation remained low while consumer confidence remained high -- and the global economy demonstrated continuing signs of improvement. As a result, we have seen little reason to alter our asset allocation model. Nor have we observed changes in company fundamentals that might lead us to make significant changes among our individual holdings.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)



COMMON STOCKS--97.3%                                                         Shares                Value ($)
-------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--2.9%

DaimlerChrysler                                                             392,637               22,601,168

Ford Motor                                                                  500,000               27,343,750

                                                                                                  49,944,918

BANKING--3.9%

Bank of America                                                             168,424                8,252,776

Chase Manhattan                                                             210,000               15,133,125

Deutsche Bank, ADR                                                          250,000               16,812,500

Union Bank of Switzerland                                                   110,010               26,969,493

                                                                                                  67,167,894

BASIC MATERIALS--1.1%

Air Liquide, ADR                                                            750,000               19,687,500

BUILDING & CONSTRUCTION--2.3%

Sony, ADR                                                                   172,000               38,807,500

CAPITAL GOODS--7.8%

Emerson Electric                                                            175,000                9,603,125

General Electric                                                            260,000               40,885,000

Honeywell International                                                     300,000               16,800,000

Norsk Hydro, ADR                                                            150,000                5,550,000

Philips Electronics, ADR                                                    184,000                8,211,000

Vodafone Airtouch                                                        11,792,920               53,915,084

                                                                                                 134,964,209

COMMUNICATIONS--5.7%

Bell Atlantic                                                               170,000               10,072,500

BellSouth                                                                   500,000               24,343,750

Embratel Participacoes, ADR                                                  30,000                  675,000

SBC Communications                                                          500,000               21,906,250

Tele Celular Sul Participacoes, ADR                                           3,000                  115,875

Tele Centro Oeste Celular Participacoes, ADR                                 10,000                  115,000

Tele Centro Sul Participacoes, ADR                                            6,000                  382,500

Tele Leste Celular Participacoes, ADR                                           600                   24,600

Tele Nordeste Celular Participacoes, ADR                                      1,500                   78,000

Tele Norte Celular Participacoes, ADR                                           600                   27,412

Tele Norte Leste Participacoes, ADR                                          30,000                  534,375

Tele Sudeste Celular Participacoes, ADR                                       6,000                  256,500

Telecom Italia, ADR                                                         200,000               28,575,000

Telecomunicacoes Brasileiras, ADR                                            75,000                8,864,063

Telecomunicacoes de Sao Paulo, ADR                                           30,000                  757,500


COMMON STOCKS (CONTINUED)                                                    Shares                Value ($)
-------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS (CONTINUED)

Telemig Celular Participacoes, ADR                                            1,500                   87,750

Telesp Celular Participacoes, ADR                                            12,000                  529,500

                                                                                                  97,345,575

COMPUTERS--12.2%

Cisco Systems                                                             1,080,000  (a)          74,874,375

EMC                                                                         150,000  (a)          20,840,625

Hewlett-Packard                                                             310,000               41,850,000

International Business Machines                                             310,000               34,603,750

Microsoft                                                                   540,000  (a)          37,665,000

                                                                                                 209,833,750

ELECTRONICS--7.9%

Intel                                                                     1,075,000              136,323,438

ENERGY--5.4%

BP Amoco, ADR                                                               620,000               31,620,000

Chevron                                                                      35,000                2,979,375

Elf Aquitaine, ADS                                                          140,000               12,495,000

Exxon Mobil                                                                 159,604               12,399,236

Royal Dutch Petroleum, ADR                                                  325,000               18,646,875

Total, Cl. B, ADS                                                           190,594               14,413,671

                                                                                                  92,554,157

FINANCE-MISC.--5.5%

American Express                                                            150,000               22,509,375

Associates First Capital, Cl. A                                             400,938                8,895,812

Citigroup                                                                   475,000               28,232,812

Hertz, Cl. A                                                                 60,000                1,871,250

Merrill Lynch                                                               100,000               10,193,750

Societe Eurafrance                                                           31,726               13,848,780

Zurich Allied                                                                20,000                8,506,441

                                                                                                  94,058,220

FOOD & DRUGS--1.0%

Walgreen                                                                    640,000               18,000,000

FOOD, BEVERAGE & TOBACCO--7.6%

Coca-Cola                                                                   475,000               22,354,687

Diageo, ADS                                                                 775,000               26,350,000

Groupe Danone, ADR                                                          325,000               14,584,375

Hennessy  Louis, ADS                                                        275,055               24,273,604

Nestle, ADR                                                                 240,000               21,180,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                    Shares                Value ($)
-------------------------------------------------------------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO (CONTINUED)

PepsiCo                                                                     250,000                9,171,875

Philip Morris                                                               625,000               13,671,875

                                                                                                 131,586,416

HEALTH CARE--11.3%

Abbott Laboratories                                                         325,000               12,492,187

American Home Products                                                      200,000               11,237,500

Bristol-Myers Squibb                                                        375,000               19,664,063

Johnson & Johnson                                                           325,000               26,812,500

Merck                                                                       475,000               33,012,500

Pfizer                                                                    1,425,000               60,028,125

Roche Holdings, ADS                                                         300,000               31,387,500

                                                                                                 194,634,375

HOUSEHOLD PRODUCTS-MISC.--3.6%

Estee Lauder, Cl. A                                                          80,000                3,530,000

Gillette                                                                    300,000               11,100,000

L'Oreal, ADR                                                                250,000               34,000,000

Procter & Gamble                                                            210,000               12,521,250

                                                                                                  61,151,250

INSURANCE--6.0%

Assicurazioni Generali                                                      750,000               21,286,780

Axa                                                                         275,361               40,842,408

Berkshire Hathaway, Cl. A                                                       325  (a)          19,272,500

Berkshire Hathaway, Cl. B                                                        28  (a)              53,652

Marsh & McLennan                                                            220,000               21,683,750

                                                                                                 103,139,090

MEDIA/ENTERTAINMENT--3.3%

McDonald's                                                                  350,000               13,343,750

Seagram                                                                     480,000               25,920,000

Tricon Global Restaurants                                                    50,000  (a)           1,706,250

Viacom, Cl. B                                                               300,000               16,312,500

                                                                                                  57,282,500

PUBLISHING--3.5%

McGraw-Hill Cos.                                                            300,000               15,750,000

News Corp, ADR                                                               12,000                  617,250

Pearson                                                                   1,300,288               44,630,518

                                                                                                  60,997,768


COMMON STOCKS (CONTINUED)                                                    Shares                Value ($)
----------------------------------------------------------------------------------------------------------------

RETAIL--1.0%

Wal-Mart Stores                                                             300,000               16,612,500

TEXTILES-APPARREL--2.9%

Christian Dior                                                              200,000               47,561,620

Polo Ralph Lauren, Cl. A                                                    150,000  (a)           2,437,500

                                                                                                  49,999,120

TRANSPORTATION--.1%

United Parcel Service, Cl. B                                                 16,400                1,090,600

UTILITIES--2.3%

Veba                                                                        200,000                9,885,178

Vivendi                                                                     301,875  (a)          29,868,334

                                                                                                  39,753,512

TOTAL COMMON STOCKS

   (cost $1,238,485,294)                                                                        1,674,934,292
-----------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.9%
--------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADR, Cum., $.4428

   (cost $16,614,114)                                                        750,000               33,000,000
-------------------------------------------------------------------------------------------------------------------

                                                                           Principal

CORPORATE BONDS--.0%                                                      Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------

Zurich International,

2%,3/1/2001

   (cost $4,807)                                                              5,000                    2,864
-------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.4%
--------------------------------------------------------------------------------

U.S. TREASURY BILLS;

5.61%, 7/13/2000

   (cost $24,586,122)                                                    24,869,000               24,585,991
-------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,279,690,337)                                      100.6%            1,732,523,147

LIABILITIES, LESS CASH AND RECEIVABLES                                         (.6%)             (10,195,867)

NET ASSETS                                                                   100.0%            1,722,327,280

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,279,690,337  1,732,523,14

Cash                                                                  2,447,801

Dividends and interest receivable                                     2,733,443

Receivable for shares of Common Stock subscribed                      2,266,817

Prepaid expenses                                                         88,997

                                                                  1,740,060,205
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         2,447,079

Payable for shares of Common Stock redeemed                          14,946,711

Accrued expenses                                                        339,135

                                                                     17,732,925
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,722,327,28
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,278,087,42

Accumulated investment (loss)                                        (8,713,137)

Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                        208,387

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                 452,744,603
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,722,327,280

NET ASSET VALUE PER SHARE




                                       Class A         Class B         Class C       Class R          Class T
------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      471,366,045   1,022,155,408     217,798,130    10,454,532         553,165

Shares Outstanding                   12,359,404      27,711,074       5,955,746       275,120          14,550
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          38.14           36.89           36.57         38.00           38.02

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $685,489 foreign taxes withheld at source)    9,501,601

Interest                                                               436,298

TOTAL INCOME                                                         9,937,899

EXPENSES:

Investment advisory fee--Note 3(a)                                   6,299,496

Distribution fees--Note 3(b)                                         4,521,037

Shareholder servicing costs--Note 3(c)                               3,142,747

Custodian fees                                                         129,745

Prospectus and shareholders' reports                                    87,708

Registration fees                                                       70,135

Professional fees                                                       21,489

Loan commitment fees--Note 2                                            12,290

Directors' fees and expenses--Note 3(d)                                 11,592

Miscellaneous                                                           16,158

TOTAL EXPENSES                                                      14,312,397

INVESTMENT (LOSS)                                                   (4,374,498)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign
  currency transactions                                                252,243

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                131,840,422

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             132,092,665

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               127,718,167

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000           Year Ended

                                              (Unaudited)    October 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (4,374,498)          (3,423,786)

Net realized gain (loss) on investments           252,243            5,049,950

Net unrealized appreication (depreciation)
   on investments                             131,840,422          174,229,391

NET INCREASE (DECREASE) IN NET ASSETS RESULTING

   FROM OPERATIONS                            127,718,167          175,855,555
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --             (683,131)

Class C shares                                         --              (19,085)

Class R shares                                         --               (7,604)

Net realized gain on investments:

Class A shares                                 (1,347,830)            (709,920)

Class B shares                                 (3,044,170)          (2,081,046)

Class C shares                                   (649,869)            (337,167)

Class R shares                                    (28,032)              (5,069)

Class T shares                                        (21)                  --

TOTAL DIVIDENDS                                (5,069,922)          (3,843,022)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                548,215,290          694,002,621

Class B shares                                110,012,105          377,208,515

Class C shares                                 36,958,619          124,098,920

Class R shares                                  2,172,211            9,058,035

Class T shares                                    563,702                1,000

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended

                                           April 30, 2000           Year Ended
                                             (Unaudited)     October 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Dividends reinvested:

Class A shares                                  1,150,945            1,193,132

Class B shares                                  2,285,354            1,556,997

Class C shares                                    358,895              191,269

Class R shares                                     28,032               12,664

Class T shares                                         21                  --

Cost of shares redeemed:

Class A shares                                (554,235,488)       (488,435,413)

Class B shares                                 (98,467,826)        (93,862,744)

Class C shares                                 (31,416,779)        (26,901,140)

Class R shares                                  (1,415,167)         (1,917,567)

Class T shares                                     (19,764)                --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   16,190,150         596,206,289

TOTAL INCREASE (DECREASE) IN NET ASSETS        138,838,395         768,218,822
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,583,488,885          815,270,063

END OF PERIOD                               1,722,327,280        1,583,488,885

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2000          Year Ended
                                              (Unaudited)    October 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                    14,620,031           20,389,735

Shares issued for dividends reinvested             32,384               37,543

Shares redeemed                               (14,764,619)         (14,325,635)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (112,204)           6,101,643

CLASS B (B)

Shares sold                                     3,035,506           11,528,347

Shares issued for dividends reinvested             66,282               50,129

Shares redeemed                                (2,720,882)          (2,846,158)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     380,906            8,732,318

CLASS C

Shares sold                                     1,028,617            3,834,873

Shares issued for dividends reinvested             10,500                6,214

Shares redeemed                                  (873,605)            (819,871)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     165,512            3,021,216

CLASS R

Shares sold                                        57,921              271,115

Shares issued for dividends reinvested                792                  402

Shares redeemed                                   (38,223)             (57,925)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      20,490              213,592

CLASS T

Shares sold                                        15,054                   30

Shares issued for dividends reinvested                  1                   --

Shares redeemed                                     (535)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      14,520                   30

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED APRIL 30, 2000, 283,696 CLASS B SHARES REPRESENTING $10,286,518 WERE AUTOMATICALLY CONVERTED TO 274,833 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 374,532 CLASS B SHARES REPRESENTING $12,438,263 WERE AUTOMATICALLY CONVERTED TO 374,726 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                         Six Months Ended
                                           April 30, 2000                     Year Ended October 31,
                                                                     ---------------------------------------------------
CLASS A SHARES                                 (Unaudited)         1999         1998         1997       1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               35.32        29.95        24.46        19.89      16.41         14.03

Investment Operations:

Investment income--net                                 .00(a,b)     .09(a)       .09          .11        .13           .20

Net realized and unrealized
   gain (loss) on investments                         2.93         5.49         5.43         4.69       3.50          2.39

Total from Investment Operations                      2.93         5.58         5.52         4.80       3.63          2.59

Distributions:

Dividends from investment
   income--net                                          --         (.10)        (.02)        (.15)       (.14)        (.21)

Dividends from net realized gain
   on investments                                     (.11)        (.11)        (.01)        (.08)       (.01)          --

Total Distributions                                   (.11)        (.21)        (.03)        (.23)       (.15)        (.21)

Net asset value, end of period                       38.14        35.32        29.95        24.46       19.89        16.41
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                  8.32(d)     18.70        22.56        24.39       22.24        18.77
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .58(d)      1.18         1.20         1.19        1.25         1.22

Ratio of net investment income
   to average net assets                               .01(d)       .27          .51          .66         .98         1.59

Decrease reflected in above
   expense ratios due to
   undertakings by The Dreyfus
   Corporation                                          --           --           --          .03         .12          .53

Portfolio Turnover Rate                               1.07(d)      2.42         5.33         1.20        1.24         1.16
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     471,366      440,513      190,800      108,188      42,098       18,822

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                         Six Months Ended
                                           April 30, 2000                         Year Ended October 31,
                                                                     ---------------------------------------------------
CLASS B SHARES                                 (Unaudited)         1999         1998         1997       1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               34.29        29.20        24.01        19.58      16.22         13.89

Investment Operations:

Investment income (loss)--net                         (.13)(a)     (.15)(a)     (.04)        (.04)(a)    .04           .12

Net realized and unrealized
   gain (loss) on investments                         2.84          5.35        5.24         4.60       3.42          2.34

Total from Investment Operations                      2.71          5.20        5.20         4.56       3.46          2.46

Distributions:

Dividends from investment
   income--net                                          --            --          --         (.05)      (.09)         (.13)

Dividends from net realized gain
   on investments                                     (.11)         (.11)       (.01)        (.08)      (.01)           --

Total Distributions                                   (.11)         (.11)       (.01)        (.13)      (.10)         (.13)

Net asset value, end of period                       36.89         34.29       29.20        24.01      19.58         16.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                                   7.90(c)      17.87       21.66        23.47      21.29         17.88
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to
   average net assets                                  .96(c)       1.92        1.95         2.00       2.00          1.98

Ratio of net investment income
   (loss) to average net assets                       (.37)(c)      (.46)       (.24)        (.17)       .24           .84

Decrease reflected in above
   expense ratios due to
   undertakings by The Dreyfus
   Corporation                                          --            --          --          .03        .12           .46

Portfolio Turnover Rate                               1.07(c)       2.42        5.33         1.20       1.24          1.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   1,022,155       937,195     543,079      264,375     74,833        32,555

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.






                                         Six Months Ended
                                           April 30, 2000                         Year Ended October 31,
                                                                     ---------------------------------------------------
CLASS C SHARES                                 (Unaudited)         1999         1998         1997       1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value,
   beginning of period                               33.99        28.95        23.80        19.51      16.22         15.56

Investment Operations:

Investment income (loss)--net                         (.13)(b)     (.14)(b)     (.01)        (.06)(b)    .14          (.01)

Net realized and unrealized
   gain (loss) on investments                         2.82         5.30         5.17         4.57       3.29           .67

Total from Investment Operations                      2.69         5.16         5.16         4.51       3.43           .66

Distributions:

Dividends from investment
   income--net                                          --         (.01)          --         (.14)      (.13)           --

Dividends from net realized gain
   on investments                                     (.11)        (.11)        (.01)        (.08)      (.01)           --

Total Distributions                                   (.11)        (.12)        (.01)        (.22)      (.14)           --

Net asset value, end of period                       36.57        33.99        28.95        23.80      19.51         16.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                  7.91(d)     17.87        21.69        23.36      21.23          4.71(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to
   average net assets                                  .94(d)      1.90         1.91         1.99       2.04          1.56(d)

Ratio of net investment income
   (loss) to average net assets                       (.36)(d)     (.44)        (.21)        (.24)       .19          (.63)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by The Dreyfus
   Corporation                                          --           --           --          .03        .11           .73(d)

Portfolio Turnover Rate                               1.07(d)      2.42         5.33         1.20       1.24          1.16
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                                     217,798      196,832       80,169       29,845      1,086            48

(A) FROM JUNE 21, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                         Six Months Ended
                                           April 30, 2000                         Year Ended October 31,
                                                                     ---------------------------------------------------
CLASS R SHARES                                 (Unaudited)         1999         1998         1997       1996(a
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                35.14         29.77        24.30        19.74      18.03

Investment Operations:

Investment income--net                                .06(b)        .12(b)       .20          .22        .03

Net realized and unrealized gain (loss)
    on investments                                   2.91          5.52         5.35         4.60       1.69

Total from Investment Operations                     2.97          5.64         5.55         4.82       1.72

Distributions:

Dividends from investment income--net                  --          (.16)        (.07)        (.18)        --

Dividends from net realized gain
   on investments                                    (.11)         (.11)        (.01)        (.08)      (.01)

Total Distributions                                  (.11)         (.27)        (.08)        (.26)      (.01)

Net asset value, end of period                      38.00         35.14        29.77        24.30      19.74
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     8.48(c)      19.03        22.89        24.71       9.51(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .43(c)        .93          .93          .95        .75(c)

Ratio of net investment income to average
   net assets                                         .16(c)        .35          .78          .87        .48(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                             --            --           --          .04        .07(c)

Portfolio Turnover Rate                              1.07(c)       2.42         5.33         1.20       1.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              10,455         8,948        1,222          732        155

(A) FROM MARCH 4, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                 Six Months Ended
                                                 April 30, 2000  Year Ended

CLASS T SHARES                                      (Unaudited)  October 31,
1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      35.30          33.49

Investment Operations:

Investment (loss)--net                                     (.04)(b)     (.02)(b)

Net realized and unrealized gain (loss) on investments     2.87           1.83

Total from Investment Operations                           2.83           1.81

Distributions:

Dividends from net realized gain on investments            (.11)            --

Net asset value, end of period                            38.02          35.30
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                        8.14(d)       5.29(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .77(d)       .13(d)

Ratio of net investment (loss) to average net assets       (.11)(d)     (.06)(d)

Portfolio Turnover Rate                                    1.07(d)      2.42
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       553              1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase (Class B shares automatically convert to Class A shares after six years) , Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the
national    securities    market.    Securities    not    listed    on    an

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5,539 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:


                                                           ANNUAL FEE AS A
                                                        PERCENTAGE OF AVERAGE

          TOTAL NET ASSETS                                DAILY NET ASSETS
          ----------------------------------------------------------------------

          0 to $25 million . . . . . . . . . . . . . . .       .11 of 1%

          $25 million up to $75 million. . . . . . . . .       .18 of 1%

          $75 million up to $200 million . . . . . . . .       .22 of 1%

          $200 million up to $300 million. . . . . . . .       .26 of 1%

          In excess of $300 million. . . . . . . . . . .      .275 of 1%

DSC retained $22,849 during the period ended April 30, 2000 from commissions earned on sales of the fund's shares.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at the following annual rates: .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $3,729,389, $791,345 and $303 respectively, pursuant to the Plan, of which $841,298, $179,084 and $134, for Class B, Class C and Class T shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B, Class C and
Class   T   shares  were  charged  $580,414,  $1,243,130,  $263,782  and  $303, respectively, pursuant to the Shareholder Services Plan, of which $131,021, $280,433, $59,695 and $134 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $539,189 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

(E) During the period ended April 30, 2000, the fund incurred total brokerage commissions of $37,020 of which $7,270 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $35,941,814 and $17,782,474, respectively.

At April 30, 2000, accumulated net unrealized appreciation on investments was $452,832,810, consisting of $522,846,413 gross unrealized appreciation and $70,013,603 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Premier Worldwide Growth Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.

                        Two Houston Center,

                        Suite 2907

                        Houston, TX 77010

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   070SA004